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                            NEW ENGLAND ZENITH FUND

                       GOLDMAN SACHS MIDCAP VALUE SERIES

      Supplement dated September 8, 1998 to Prospectus dated May 1, 1998

  In the "MANAGEMENT" section of the prospectus in the subsection entitled "Series Advised by TNE Advisers," the paragraph captioned "GSAM" is replaced in its entirety with the following:

  GSAM, One New York Plaza, New York, New York 10004, subadviser to the Goldman Sachs Midcap Value Series, is a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"). Eileen A. Aptman, Paul D. Farrell, Greg Gigliotti, Matthew B. McLennan, Thomas S. Price, Lawrence S. Sibley and Karma Wilson, all of whom are Vice Presidents of GSAM, serve as portfolio managers of the Goldman Sachs Midcap Value Series. Mr. Sibley has served as a portfolio manager of the Series since May 1998, and the others since September 1998. Ms. Aptman joined GSAM in 1993. Prior to 1993 she worked at Delphi Management as an equity analyst, focusing her research efforts on value stocks. Mr. Farrell joined GSAM in 1991. In 1998 he became responsible for managing GSAM's Value Team. Mr. Gigliotti joined GSAM in 1997. From 1996 to 1997 he was a Vice President and senior analyst at Franklin Mutual Advisors, Inc., the asset management division of Franklin Resources, Inc. Prior to 1996 he was a Vice President and senior analyst at Heine Securities Corporation, which was purchased by Franklin Resources, Inc. in 1996. Mr. McLennan joined GSAM in 1995. From 1994 to 1995 he worked in the Investment Banking Division of Goldman Sachs in Australia. Prior to 1994 he worked at Queensland Investment Corporation in Australia. Mr. Price joined GSAM in 1997. From 1996 to 1997 he was a Vice President and senior analyst at Franklin Mutual Advisors, Inc. Prior to 1996 he was a Vice President and senior analyst at Heine Securities Corporation. Mr. Sibley joined GSAM in 1997. From 1994 to 1997 he headed Institutional Equity Sales at J.P. Morgan Securities, and prior to 1994 he was a principal of Sanford C. Bernstein & Co. in its Institutional Sales Department. Ms. Wilson joined GSAM in 1994. Prior to 1994 she was an investment analyst with Bankers Trust Australia Ltd. The Goldman Sachs Group, L.P., a worldwide financial services holding company which controls Goldman Sachs, has announced that it will pursue an initial public offering during the fourth quarter of 1998; if the public offering is consummated, Goldman Sachs will be controlled by a publicly traded company, known as The Goldman Sachs Group, Inc.

                         LOOMIS SAYLES BALANCED SERIES

      Supplement dated September 8, 1998 to Prospectus dated May 1, 1998

  In the "MANAGEMENT" section of the prospectus in the subsection entitled "Series Advised by TNE Advisers," the following supplements the third paragraph under the caption "LOOMIS SAYLES":

  Effective September 1998, Tricia H. Mills and Tom Kolefas are the portfolio managers of the equity portion of the Loomis Sayles Balanced Series and are responsible for allocating the assets of the Series between equity and fixed-income securities. The day-to-day management of the fixed-income portion of the Series remains the same.

  Mr. Kolefas joined Loomis Sayles as a Vice President in May 1996. Prior to May 1996 Mr. Kolefas was employed as a portfolio manager at Mackay Shields Financial Corporation.

VL-125-98